UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 4, 2017

AT&T INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas	75202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On December 1, 2017 (the “Settlement Date”), AT&T Inc. (“AT&T”) completed its previously announced debt exchange offers (the “Exchange Offers”) to (a) exchange (the “Obligor Exchange Offer”) all validly tendered and not validly withdrawn: (i) 7.850% Debentures due January 15, 2022 of Michigan Bell Telephone Company (the “Michigan 2022 Notes”); (ii) 7.000% Debentures, due October 1, 2025 of BellSouth Telecommunications, LLC, converted from BellSouth Telecommunications, Inc. (“BellSouth Telecommunications”) (the “BellSouth Telecom 2025 Notes”); (iii) 7.125% Debentures due March 15, 2026 of Pacific Bell Telephone Company, formerly known as Pacific Bell (“PacBell”) (the “PacBell 2026 Notes”); (iv) 7.300% Debentures due August 15, 2026 of Indiana Bell Telephone Company, Incorporated (“Indiana Bell”) (the “Indiana 2026 Notes”); (v) 6.040% Debentures due November 15, 2026 of BellSouth, LLC, converted from BellSouth Corporation, successor by merger to BellSouth Capital Funding Corporation (“BellSouth”) (the “BellSouth 2026 Notes”); (vi) 6.875% Debentures due 2027 of Ameritech Capital Funding Corporation (“Ameritech”) (the “Ameritech 2027 Notes”); (vii) 6.550% Debentures due January 15, 2028 of Ameritech (the “Ameritech 2028 Notes”); (viii) 6.375% Debentures, due June 1, 2028 of BellSouth Telecommunications (the “BellSouth Telecom 2028 Notes”); (ix) 6.500% Notes due 2029 of AT&T Corp. (the “AT&T Corp. 2029 Notes”); (x) 7.875% Debentures due 2030 of BellSouth (the “BellSouth 2030 Notes”); (xi) 8.750% Senior Notes due 2031 of New Cingular Wireless Services, Inc., formerly known as AT&T Wireless Services, Inc. (the “New Cingular 2031 Notes”); (xii) 6.875% Notes due 2031 of BellSouth (the “BellSouth 2031 Notes”); (xiii) 8.250% Senior Notes due November 15, 2031 of AT&T Corp. (the “AT&T Corp. 2031 Notes”); (xiv) 7.125% Senior Notes due 2031 of AT&T Mobility LLC, formerly known as Cingular Wireless LLC (the “Mobility 2031 Notes”); (xv) 6.550% Notes due 2034 of BellSouth (the “6.550% BellSouth 2034 Notes”); (xvi) 6.000% Notes due 2034 of BellSouth (the “6.000% BellSouth 2034 Notes”); (xvii) 5.950% Debentures due January 15, 2038 of Ameritech (the “Ameritech 2038 Notes”); (xviii) 5.850% Debentures due November 15, 2045 of BellSouth Telecommunications (the “BellSouth Telecom 2045 Notes”); (xix) 7.000% Debentures, due December 1, 2095 of BellSouth Telecommunications (the “BellSouth Telecom December 1, 2095 Notes”); (xx) 6.650% Zero-to-Full Debentures, due December 15, 2095 of BellSouth Telecommunications (the “BellSouth Telecom December 15, 2095 Notes”); (xxi) 7.120% Debentures, due July 15, 2097 of BellSouth (the “BellSouth 2097 Notes” and, together with the Michigan 2022 Notes, the BellSouth Telecom 2025 Notes, the PacBell 2026 Notes, the Indiana 2026 Notes, the BellSouth 2026 Notes, the Ameritech 2027 Notes, the Ameritech 2028 Notes, the BellSouth Telecom 2028 Notes, the AT&T Corp. 2029 Notes, the BellSouth 2030 Notes, the New Cingular 2031 Notes, the BellSouth 2031 Notes, the AT&T Corp. 2031 Notes, the Mobility 2031 Notes, the 6.550% BellSouth 2034 Notes, the 6.000% BellSouth 2034 Notes, the Ameritech 2038 Notes, the BellSouth Telecom 2045 Notes, the BellSouth Telecom December 1, 2095 Notes and the BellSouth Telecom December 15, 2095 Notes, the “OpCo Notes”) for cash and new series of senior notes to be issued by AT&T, and (b) exchange (the “New 2046 Exchange Offer”) all validly tendered and not validly withdrawn (i) OpCo Notes;: (ii) 6.450% Global Notes due 2034 of AT&T (the “6.450% AT&T 2034 Notes”); (iii) 6.150% Global Notes due 2034 of AT&T (the “6.150% AT&T 2034 Notes”); (iv) 6.800% Notes due 2036 of AT&T (the “6.800% AT&T 2036 Notes”); (v) 6.500% Global Notes due 2037 of AT&T (the “6.500% AT&T 2037 Notes”); (vi) 6.300% Global Notes due 2038 of AT&T (the “6.300% AT&T 2038 Notes”); (vii) 6.400% Global Notes due 2038 of AT&T (the “6.400% AT&T 2038 Notes”) and (viii) 6.550% Global Notes due 2039 of AT&T (the “6.550% AT&T 2039 Notes” and, together with 6.450% AT&T 2034 Notes, the 6.150% AT&T 2034 Notes, the 6.800% AT&T 2036 Notes, the 6.500% AT&T 2037 Notes, the 6.300% AT&T 2038 Notes and the 6.400% AT&T 2038 Notes, the “Old AT&T Notes”), for cash and a new series of notes issued by AT&T (each as described below).

Pursuant to the Obligor Exchange Offer, the aggregate principal amounts of the OpCo Notes set forth below were validly tendered and accepted and subsequently cancelled:

(i)	$83,184,000 aggregate principal amount of Michigan 2022 Notes;

(ii)	$55,006,000 aggregate principal amount of BellSouth Telecom 2025 Notes;

(iii)	$257,200,000 aggregate principal amount of PacBell 2026 Notes;

(iv)	$21,270,000 aggregate principal amount of Indiana 2026 Notes;

(v)	$11,000,000 aggregate principal amount of Ameritech 2027 Notes;

(vi)	$114,586,000 aggregate principal amount of Ameritech 2028 Notes;

(vii)	$95,418,000 aggregate principal amount of BellSouth Telecom 2028 Notes;

(viii)	$6,820,000 aggregate principal amount of AT&T Corp. 2029 Notes;

(ix)	$201,852,000 aggregate principal amount of BellSouth 2030 Notes;

(x)	$216,393,000 aggregate principal amount of New Cingular 2031 Notes;

(xi)	$169,287,000 aggregate principal amount of BellSouth 2031 Notes;

(xii)	$217,786,000 aggregate principal amount of AT&T Corp. 2031 Notes;

(xiii)	$148,730,000 aggregate principal amount of Mobility 2031 Notes;

(xiv)	$143,801,000 aggregate principal amount of 6.550% BellSouth 2034 Notes;

(xv)	$71,392,000 aggregate principal amount of 6.000% BellSouth 2034 Notes;

(xvi)	$8,040,000 aggregate principal amount of Ameritech 2038 Notes;

(xvii)	$379,000 aggregate principal amount of BellSouth Telecom 2045 Notes;

(xviii)	$45,534,000 aggregate principal amount of BellSouth Telecom December 1, 2095 Notes;

(xix)	$32,050,000 aggregate principal amount of BellSouth Telecom December 15, 2095 Notes; and

(xx)	$85,856,000 aggregate principal amount of BellSouth 2097 Notes.

Pursuant to the New 2046 Exchange Offer, the aggregate principal amounts of the OpCo Notes and the Old AT&T Notes set forth below were validly tendered and accepted and subsequently cancelled:

(i)	$14,016,000 aggregate principal amount of Michigan 2022 Notes;

(ii)	$7,145,000 aggregate principal amount of BellSouth Telecom 2025 Notes;

(iii)	$87,983,000 aggregate principal amount of PacBell 2026 Notes;

(iv)	$33,983,000 aggregate principal amount of Indiana 2026 Notes;

(v)	$13,033,000 aggregate principal amount of Ameritech 2027 Notes;

(vi)	$38,821,000 aggregate principal amount of Ameritech 2028 Notes;

(vii)	$22,334,000 aggregate principal amount of BellSouth Telecom 2028 Notes;

(viii)	$9,875,000 aggregate principal amount of AT&T Corp. 2029 Notes;

(ix)	$36,550,000 aggregate principal amount of BellSouth 2030 Notes;

(x)	$146,211,000 aggregate principal amount of New Cingular 2031 Notes;

(xi)	$29,678,000 aggregate principal amount of BellSouth 2031 Notes;

(xii)	$98,800,000 aggregate principal amount of AT&T Corp. 2031 Notes;

(xiii)	$70,045,000 aggregate principal amount of Mobility 2031 Notes;

(xiv)	$42,544,000 aggregate principal amount of 6.550% BellSouth 2034 Notes;

(xv)	$17,749,000 aggregate principal amount of 6.000% BellSouth 2034 Notes;

(xvi)	$34,134,000 aggregate principal amount of BellSouth Telecom 2045 Notes;

(xvii)	$19,516,000 aggregate principal amount of BellSouth Telecom December 1, 2095 Notes;

(xviii)	$31,375,000 aggregate principal amount of BellSouth Telecom December 15, 2095 Notes;

(xix)	$86,500,000 aggregate principal amount of BellSouth 2097 Notes;

(xx)	$60,641,000 aggregate principal amount of 6.450% AT&T 2034 Notes;

(xxi)	$63,983,000 aggregate principal amount of 6.150% AT&T 2034 Notes;

(xxii)	$21,645,000 aggregate principal amount of 6.800% AT&T 2036 Notes;

(xxiii)	$245,667,000 aggregate principal amount of 6.500% AT&T 2037 Notes;

(xxiv)	$215,299,000 aggregate principal amount of 6.300% AT&T 2038 Notes;

(xxv)	$32,316,000 aggregate principal amount of 6.400% AT&T 2038 Notes; and

(xxvi)	$260,481,000 aggregate principal amount of 6.550% AT&T 2039 Notes.

Following such cancellation, (i) $102,800,000 aggregate principal amount of Michigan 2022 Notes remain outstanding; (ii) $105,567,000 aggregate principal amount of BellSouth Telecom 2025 Notes remain outstanding; (iii) $279,817,000 aggregate principal amount of PacBell 2026 Notes remain outstanding; (iv) $28,063,000 aggregate principal amount of Indiana 2026 Notes remain outstanding; (v) $4,295,000 aggregate principal amount of BellSouth 2026 Notes remain outstanding; (vi) $43,380,000 aggregate principal amount of Ameritech 2027 Notes remain outstanding; (vii) $104,205,000 aggregate principal amount of Ameritech 2028 Notes remain outstanding; (viii) $215,798,000 aggregate principal amount of BellSouth Telecom 2028 Notes remain outstanding; (ix) $120,939,000 aggregate principal amount of AT&T Corp. 2029 Notes remain outstanding; (x) $121,479,000 aggregate principal amount of BellSouth 2030 Notes remain outstanding; (xi) $459,499,000 aggregate principal amount of New Cingular 2031 Notes remain outstanding; (xii) $125,832,000 aggregate principal amount of BellSouth 2031 Notes remain outstanding; (xiii) $203,984,000 aggregate principal amount of AT&T Corp. 2031 Notes remain outstanding; (xiv) $291,115,000 aggregate principal amount of Mobility 2031 Notes remain outstanding; (xv) $157,011,000 aggregate principal amount of 6.550% BellSouth 2034 Notes remain outstanding; (xvi) $227,344,000 aggregate principal amount of 6.000% BellSouth 2034 Notes remain outstanding; (xvii) $3,549,000 aggregate principal amount of Ameritech 2038 Notes remain outstanding; (xviii) $52,482,000 aggregate principal amount of BellSouth Telecom 2045 Notes remain outstanding; (xix) $77,270,000 aggregate principal amount of BellSouth Telecom December 1, 2095 Notes remain outstanding; (xx) $41,584,000 aggregate principal amount of BellSouth Telecom December 15, 2095 Notes remain outstanding; (xxi) $89,932,000 aggregate principal amount of BellSouth 2097 Notes remain outstanding; (xxii) $252,536,000 aggregate principal amount of 6.450% AT&T 2034 Notes remain outstanding; (xxiii) $356,075,000 aggregate principal amount of 6.150% AT&T 2034 Notes remain outstanding; (xiv) $128,330,000 aggregate principal amount of 6.800% AT&T 2036 Notes remain outstanding; (xv) $412,098,000 aggregate principal amount of 6.500% AT&T 2037 Notes remain outstanding; (xvi) $849,360,000 aggregate principal amount of 6.300% AT&T 2038 Notes remain outstanding; (xvii) $229,036,000 aggregate principal amount of 6.400% AT&T 2038 Notes remain outstanding and (xviii) $510,063,000 aggregate principal amount of 6.550% AT&T 2039 Notes remain outstanding.

In connection with the Exchange Offers, AT&T also solicited consents from holders of the OpCo Notes to amend (the “Proposed Amendments”) the fifteen indentures governing the OpCo Notes (the “OpCo Indentures”) to, among other things, eliminate substantially all of the restrictive covenants.

As of the Settlement Date, the necessary consents to adopt the Proposed Amendments to the relevant OpCo Indentures with respect to each of the following OpCo Notes were obtained: (i) the PacBell 2026 Notes, (ii) the Indiana 2026 Notes, (iii) the Ameritech 2028 Notes, (iv) the BellSouth 2030 Notes, (v) the BellSouth 2031 Notes, (vi) the AT&T Corp. 2031 Notes, (vii) the 6.550% BellSouth 2034 Notes, (viii) the Ameritech 2038 Notes and (ix) the BellSouth 2097 Notes. On the Settlement Date, (i) PacBell, together with The Bank of New York Mellon Trust Company, N.A., as trustee, entered into a supplemental indenture to the indenture that governs the terms of the PacBell 2026 Notes, to adopt the applicable Proposed Amendments (the “PacBell Supplemental Indenture”); (ii) Indiana Bell, together with The Bank of New York Mellon Trust Company, N.A., as trustee, entered into a supplemental indenture to the indenture that governs the terms of the Indiana 2026 Notes, to adopt the applicable Proposed Amendments (the “Indiana Supplemental Indenture”); (iii) Ameritech, together with The Bank of New York Mellon Trust Company, N.A., as trustee, entered into a supplemental indenture to the indenture that governs the terms of the Ameritech 2028 Notes and the Ameritech 2038 Notes, to adopt the applicable Proposed Amendments (the “Ameritech Supplemental Indenture”); (iv) BellSouth, together with The Bank of New York Mellon Trust Company, N.A., as trustee, entered into a supplemental indenture to the indenture that governs the terms of the BellSouth 2030 Notes and the BellSouth 2097 Notes, to adopt the applicable Proposed Amendments (the “BellSouth 2030/2097 Supplemental Indenture”); (v) BellSouth, together with U.S. Bank National Association, as trustee, entered into a supplemental indenture to the indenture that governs the terms of the BellSouth 2031 Notes, to adopt the applicable Proposed Amendments (the “BellSouth 2031 Supplemental Indenture”); (vi) AT&T Corp., together with The Bank of New York Mellon Trust Company, N.A., as trustee, entered into a supplemental indenture to the indenture that governs the terms of the AT&T Corp. 2031 Notes, to adopt the applicable Proposed Amendments (the “AT&T Corp. Supplemental Indenture”); (vii) BellSouth, together with The Bank of New York Mellon Trust Company, N.A., as trustee, entered into a supplemental indenture to the indenture that governs the terms of the 6.550% BellSouth 2034 Notes, to adopt the applicable Proposed Amendments (the “BellSouth 2034 Supplemental Indenture” and, together with the PacBell Supplemental Indenture, the Indiana Supplemental Indenture, the Ameritech Supplemental Indenture, the BellSouth 2030/2097 Supplemental Indenture, the BellSouth 2031 Supplemental Indenture and the AT&T Corp. Supplemental Indenture, the “Supplemental Indentures”). The Supplemental Indentures will govern the applicable series of OpCo Notes that remain outstanding after the settlement of the Exchange Offers.

In connection with the settlement of the Exchange Offers, AT&T issued (a) (i) U.S.$83,184,000 aggregate principal amount of its 7.850% Global Notes due 2022; (ii) U.S.$55,006,000 aggregate principal amount of its 7.000% Global Notes due 2025; (iii) U.S.$257,200,000 aggregate principal amount of its 7.125% Global Notes due 2026; (iv) U.S.$21,270,000 aggregate principal amount of its 7.300% Global Notes due 2026; (v) U.S.$11,000,000 aggregate principal amount of its 6.875% Global Notes due 2027; (vi) U.S.$114,586,000 aggregate principal amount of its 6.550% Global Notes due 2028; (vii) U.S.$95,418,000 aggregate principal amount of its 6.375% Global Notes due 2028; (viii) U.S.$6,820,000 aggregate principal amount of its 6.500% Global Notes due 2029;

(ix) U.S.$201,852,000 aggregate principal amount of its 7.875% Global Notes due 2030; (x) U.S.$216,393,000 aggregate principal amount of its 8.750% Global Notes due 2031; (xi) U.S.$169,287,000 aggregate principal amount of its 6.875% Global Notes due 2031; (xii) U.S.$217,786,000 aggregate principal amount of its 8.250% Global Notes due 2031; (xii) U.S.$148,730,000 aggregate principal amount of its 7.125% Global Notes due 2031; (xiv) U.S.$143,801,000 aggregate principal amount of its 6.550% Global Notes due 2034; (xv) U.S.$71,388,000 aggregate principal amount of its 6.000% Global Notes due 2034; (xvi) U.S.$8,040,000 aggregate principal amount of its 5.950% Global Notes due 2038; (xvii) U.S.$379,000 aggregate principal amount of its 5.850% Global Notes due 2045; (xviii) U.S.$45,534,000 aggregate principal amount of its 7.000% Global Notes due 2095; (xix) U.S.$32,050,000 aggregate principal amount of its 6.650% Global Notes due 2095 and (xx) U.S.$85,856,000 aggregate principal amount of its 7.120% Global Notes due 2097 (collectively, the “New AT&T Securities”), in exchange for the OpCo Notes validly tendered and accepted pursuant to the Obligor Exchange Offer, and (b) U.S.$1,750,725,000 aggregate principal amount of its 5.150% Global Notes due 2046 (the “New 2046 Securities” and, together with the New AT&T Securities, the “New Securities”), in exchange for the OpCo Notes and Old AT&T Notes validly tendered and accepted pursuant to the New 2046 Exchange Offer.

The respective forms of the Rule 144A Global Notes and Regulation S Global Notes for each series of New Securities are filed as Exhibits 4.1 – 4.42 and are incorporated herein by reference in their entirety. In connection with the issuance of the New Securities, AT&T entered into a Registration Rights Agreement, dated as of December 1, 2017, with the dealer managers named therein, which will give holders of the New Securities certain exchange and registration rights with respect to the New Securities. A copy of the Registration Rights Agreement is filed as Exhibit 4.43 and is incorporated herein by reference in its entirety.

The New Securities are governed by the terms of an indenture, dated as of May 15, 2013, between AT&T and The Bank of New York Mellon Trust Company, N.A., as trustee.

The foregoing summaries of the Supplemental Indentures do not purport to be complete and are qualified in their entirety by reference to the complete terms of the Supplemental Indentures, copies of which are filed with this Current Report on Form 8-K as Exhibits 4.44 – 4.50, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed as part of this report:

(d)	Exhibits

4.1	Form of 7.850% Rule 144A Global Note due 2022

4.2	Form of 7.850% Regulation S Global Note due 2022

4.3	Form of 7.000% Rule 144A Global Note due 2025

4.4	Form of 7.000% Regulation S Global Note due 2025

4.5	Form of 7.125% Rule 144A Global Note due 2026

4.6	Form of 7.125% Regulation S Global Note due 2026

4.7	Form of 7.300% Rule 144A Global Note due 2026

4.8	Form of 7.300% Regulation S Global Note due 2026

4.9	Form of 6.875% Rule 144A Global Note due 2027

4.10	Form of 6.875% Regulation S Global Note due 2027

4.11	Form of 6.550% Rule 144A Global Note due 2028

4.12	Form of 6.550% Regulation S Global Note due 2028

4.13	Form of 6.375% Rule 144A Global Note due 2028

4.14	Form of 6.375% Regulation S Global Note due 2028

4.15	Form of 6.500% Rule 144A Global Note due 2029

4.16	Form of 6.500% Regulation S Global Note due 2029

4.17	Form of 7.875% Rule 144A Global Note due 2030

4.18	Form of 7.875% Regulation S Global Note due 2030

4.19	Form of 8.750% Rule 144A Global Note due 2031

4.20	Form of 8.750% Regulation S Global Note due 2031

4.21	Form of 6.875% Rule 144A Global Note due 2031

4.22	Form of 6.875% Regulation S Global Note due 2031

4.23	Form of 8.250% Rule 144A Global Note due 2031

4.24	Form of 8.250% Regulation S Global Note due 2031

4.25	Form of 7.125% Rule 144A Global Note due 2031

4.26	Form of 7.125% Regulation S Global Note due 2031

4.27	Form of 6.550% Rule 144A Global Note due 2034

4.28	Form of 6.550% Regulation S Global Note due 2034

4.29	Form of 6.000% Rule 144A Global Note due 2034

4.30	Form of 6.000% Regulation S Global Note due 2034

4.31	Form of 5.950% Rule 144A Global Note due 2038

4.32	Form of 5.950% Regulation S Global Note due 2038

4.33	Form of 5.850% Rule 144A Global Note due 2045

4.34	Form of 5.850% Regulation S Global Note due 2045

4.35	Form of 5.150% Rule 144A Global Note due 2046

4.36	Form of 5.150% Regulation S Global Note due 2046

4.37	Form of 7.000% Rule 144A Global Note due 2095

4.38	Form of 7.000% Regulation S Global Note due 2095

4.39	Form of 6.650% Rule 144A Global Note due 2095

4.40	Form of 6.650 Regulation S Global Note due 2095

4.41	Form of 7.120% Rule 144A Global Note due 2097

4.42	Form of 7.120% Regulation S Global Note due 2097

4.43	Registration Rights Agreement, dated as of December 1, 2017

4.44	First Supplemental Indenture, dated as of December 1, 2017, to the indenture, dated as of February 1, 1992, by and between Pacific Bell Telephone Company and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.45	First Supplemental Indenture, dated as of December 1, 2017, to the indenture, dated as of August 1, 1996, by and between Indiana Bell Telephone Company, Incorporated and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.46	First Supplemental Indenture, dated as of December 1, 2017, to the indenture, dated as of October 1, 1997, by and among Ameritech Capital Funding Corporation, AT&T Teleholdings, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.47	First Supplemental Indenture, dated as of December 1, 2017, to the indenture, dated as of August 1, 1992, by and between BellSouth, LLC and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.48	First Supplemental Indenture, dated as of December 1, 2017, to the indenture, dated as of August 15, 2001, by and between BellSouth, LLC and U.S. Bank National Association, as trustee.

4.49	First Supplemental Indenture, dated as of December 1, 2017, to the indenture, dated as of November 21, 2001, by and between AT&T Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.50	First Supplemental Indenture, dated as of December 1, 2017, to the indenture, dated as of August 15, 2001, by and between BellSouth, LLC and The Bank of New York Mellon Trust Company, N.A., as trustee.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.

Date: December 4, 2017	By:	/s/ George B. Goeke
George B. Goeke
Senior Vice President and Treasurer